Blackstone’s Second Quarter 2013 Earnings July 18, 2013 Exhibit 99.2

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Blackstone’s Second Quarter 2013 Highlights
Economic Net Income (“ENI”) more than tripled to $703 million for the quarter, or $0.62 per unit, up from $212 million, or $0.19 per unit in last year’s second quarter.
•
Results were driven by strong fund performance, which led to an over five-fold increase in Total
Performance Fees.
Distributable Earnings (“DE”) increased 73% year-over-year to $338 million, or $0.28 per common unit, compared with $195 million, or $0.17 per common unit, in the year ago quarter.
•
Fund activity generated $258 million of Realized Performance Fees, up almost four times from
$68 million in second quarter 2012, bringing the year-to-date amount to $577 million, up almost seven times from $86 million in the comparable period last year.
GAAP Net Income was $211 million for the quarter, net of certain non-cash IPO and transaction related expenses and exclusive of net income attributable to non-controlling interests, mainly inside ownership.
Total AUM reached a record $230 billion, up 21% year-over-year with double-digit increases across all investment businesses, through a combination of strong inflows and carrying value appreciation.
•
Gross inflows totaled $14 billion in the second quarter and $42 billion over the last twelve months, including $40 billion, or 94%, from purely organic growth into new funds, products and strategies.
•
Blackstone’s funds returned $28 billion
(a)
of capital to investors over the last twelve months.
Blackstone declared a second quarter distribution of $0.23 per common unit payable on August 5, 2013, bringing the year-to-date distribution to $0.53 per common unit.
Announced agreement to acquire Strategic Partners, the secondary alternatives business of Credit Suisse, with $10 billion of AUM, which is expected to close in the third quarter.
(a) See Appendix - Total Assets Under Management Flows - LTM Total AUM Rollforward.
(b)
The definition of DE has been modified to exclude equity-based compensation expense, which will result in an increase to both DE and distributions beginning this quarter
(b)
.
All prior periods have been recast to reflect this change retroactively. The impact for 2Q’13 is $11 million or $0.01 per common unit.

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% Change % Change
(Dollars in Thousands, Except per Unit Data)
2Q'12 2Q'13 vs. 2Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 525,759 $         616,515 $         17% 1,030,670 $      1,137,398 $      10%
Performance Fees 134,837            719,219            433% 520,593            1,323,218         154%
Investment Income (16,264)             97,119               n/m 67,142               231,890            245%
Total Revenues 644,332 $         1,432,853 $     122% 1,618,405 $     2,692,506 $     66%
Total Expenses 422,615            713,461            69% 896,420            1,334,777         49%
Taxes 9,368                 16,152               72% 18,419               26,183               42%
Economic Net Income (“ENI”) 212,349 $         703,240 $         231% 703,566 $         1,331,546 $     89%
ENI per Unit
(a)
0.19 $               0.62 $               226% 0.63 $               1.17 $               86%
GAAP Net Income (Loss) (74,964) $          211,148 $         n/m (16,639) $          378,783 $         n/m
Fee Related Earnings (“FRE”) 145,729 $         168,434 $         16% 292,657 $         306,167 $         5%
Distributable Earnings (“DE”) 195,213 $         338,485 $         73% 365,180 $         729,397 $         100%
DE per Common Unit
(b)
0.17 $               0.28 $               65% 0.32 $               0.62 $               94%
Total Assets Under Management 190,267,831 $ 229,571,741 $ 21% 190,267,831 $ 229,571,741 $ 21%
Fee-Earning Assets Under Management 157,646,521 $ 176,338,947 $ 12% 157,646,521 $ 176,338,947 $ 12%
Blackstone’s Second Quarter 2013 Earnings
(a)
ENI per Unit is based on the Weighted-Average ENI Adjusted Units.
(b)
DE per Common Unit equals DE Attributable to Common Unitholders divided by Total Common Units Outstanding.
n/m Not meaningful.
(Loss)

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone
Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)

2Q'13 YTD'13
Results Per Unit
(a)
Results Per Unit
(a)
Base Management Fees 425,674 $           834,421 $
Advisory Fees 120,734 187,754
Transaction and Other Fees, Net 66,464 104,438
Management Fee Offsets (10,535) (20,197)
Interest Income and Other Revenue (7,274) 7,801
Compensation (306,477) (573,454)
Other Operating Expenses (120,152) (234,596)
Fee Related Earnings 168,434 $           0.15 $                   306,167 $           0.27 $
Net Realized Incentive Fees 39,853 54,072
Net Realized Carried Interest 107,378 312,111
Net Realized Investment Income 56,055 90,345
Taxes and Related Payables (44,220) (56,368)
Equity-Based Compensation 10,985 23,070
Distributable Earnings 338,485 $           0.28 $                   729,397 $           0.62 $
Net Unrealized Incentive Fees 1,274 64,551
Net Unrealized Carried Interest 283,882 365,757
Net Unrealized Investment Income 62,516 164,726
Add Back: Related Payables 28,068 30,185
Less: Equity-Based Compensation (10,985) (23,070)
Economic Net Income 703,240 $           0.62 $                   1,331,546 $        1.17 $
See Appendix – Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective captions from the Total Segment information.
(a)
Fee Related Earnings per Unit is based on DE Units Outstanding; DE per Unit equals DE per Common Unit; and ENI per Unit is based on Weighted-Average ENI Adjusted Units. (See
Appendix - Unit Rollforward.) YTD’13 Fee Related Earnings per Unit and DE per Unit amounts equal the sum of the respective per unit amounts for 2013.

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Summary Walkdown of GAAP to Non-GAAP Financial Metrics
GAAP
Economic Income
“EI”
Fee Related Earnings
“FRE”
Distributable Earnings
“DE”
Adjusted EBITDA
Income Before Provision for Taxes
+ IPO and Acquisition-Related Charges
– Impact of Consolidated Funds
= Economic Income
– Net Performance Fees
– Fund Investment Income
= Fee Related Earnings
+ Net Realized Performance Fees
+ Realized Investment Income
– Taxes and Related Payables
+   Equity-Based Compensation
= Distributable Earnings
+ Interest, Taxes and Depreciation and Amortization
= Adjusted EBITDA
(Dollars in Millions)
See Appendix – Reconciliation of GAAP to Non-GAAP Measures for details.
2Q’13
$567
YTD’13
$1,045
$418
$719
$168
$338
$856
$1,358
$306
$729

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Private Equity
13.3%
YTD’13 increase in fund carrying value
(a)
$633 million
Net Accrued Performance Fees at 2Q’13
$187 million
2Q’13 Total Performance Fees
Economic Income for the quarter was up substantially year-over-year driven primarily by strong investment performance across the funds, resulting in increased Performance Fees and Investment Income.
Overall carrying value of portfolio assets
(a)
appreciated 5.4% during the quarter and 13.3% year-to-date, driven by private investments in the hospitality/leisure and energy sectors and public holdings.
Realization activity was robust with $1.6 billion during the quarter and $3.6 billion year-to-date.
•
Second quarter activity included secondary sales in Nielsen, PBF Energy and Travelport at an average
2.6x multiple of investment
(b)
.
•
Completed the IPO of SeaWorld, resulting in a quarter end valuation of 3.0x multiple of investment
(b)
.
Invested and/or committed $1.6 billion of total capital for the quarter and $1.9 billion year-to-date.
Raised an additional $324 million of commitments for the tactical opportunities investment vehicles during the quarter, increasing total capital commitments for this strategy to $3.0 billion.
Announced agreement to acquire Strategic Partners, the secondary alternatives business of Credit Suisse, with
$10 billion of AUM, which is expected to close in the third quarter.
(a) Core Private Equity portfolio (BCP, BCOM and BEP), Tactical Opportunities and Other Funds (including fee-paying co-investment funds).
(b) Represents the gross Multiple of Invested Capital (“MOIC”).
% Change % Change
(Dollars in Thousands)
2Q'12 2Q'13 vs. 2Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 105,430 $       126,636 $       20% 207,739 $       240,263 $       16%
Performance Fees (59,112)            186,825           n/m (21,128)            242,763           n/m
Investment Income (Loss) (34,532)            42,674             n/m (4,152)              98,547             n/m
Total Revenues 11,786             356,135           n/m 182,459           581,573           219%
Compensation 53,775             63,747             19% 106,322           123,950           17%
Performance Fee Compensation (7,455)              88,988             n/m (8,187)              121,853           n/m
Other Operating Expenses 30,521             32,178             5% 59,402             61,346             3%
Total Expenses 76,841             184,913           141% 157,537           307,149           95%
Economic Income (Loss) (65,055) $        171,222 $       n/m 24,922 $          274,424 $       n/m
Total AUM 46,633,552 $  53,287,294 $  14% 46,633,552 $  53,287,294 $  14%
Fee-Earning AUM 37,159,452 $  36,635,224 $  (1)% 37,159,452 $  36,635,224 $  (1)%

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Real Estate
11.9%
YTD’13 increase in fund carrying value
(a)
$1.6 billion
Net Accrued Performance Fees at 2Q’13
$402 million
2Q’13 Total Performance Fees
Economic Income for the quarter increased 88% to $371 million driven by strong fund performance.
Overall carrying value of BREP investments
(a)
appreciated 5.7% for the quarter and 11.9% year-to-date, driven by continued positive real estate operating fundamentals across the office, hospitality and retail portfolios.
Debt Strategies drawdown funds
(b)
appreciated 3.8% for the quarter and 6.4% year-to-date, while the real estate hedge funds depreciated 0.4% for the quarter and appreciated 3.7% year-to-date.
Realization activity remained strong with $2.1 billion during the quarter and $3.0 billion year-to-date.
•
Realized Performance Fees totaled $175 million in the quarter compared to $21 million a year ago.
Invested $2.3 billion of total capital with an additional $2.1 billion committed but not yet invested at quarter end, bringing year-to-date total capital invested plus quarter end commitments to $5.6 billion.
Initial closing for the latest debt strategies drawdown fund with $2.0 billion of total commitments; additional closing in July brings total available capital for this strategy to $3.5 billion.
Blackstone’s first ever Asian real estate fund held its initial closing in June with $1.5 billion of total commitments.
Blackstone Mortgage Trust, Inc. (“BXMT”) completed a secondary offering on May 22, 2013, raising $660 million.
(a) Blackstone Real Estate Partners (“BREP”) portfolio (including fee-paying co-investment funds).
(b) Excludes the Capital Trust drawdown funds.
(c) Performance Fees included $4.3 million in 2Q’12 and $37.6 million in YTD’12 due to the impact of the profit allocation “catch-up” provisions for BREP V and VI.
% Change % Change
(Dollars in Thousands)
2Q'12 2Q'13 vs. 2Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 150,298 $       153,823 $       2% 305,728 $       298,188 $       (2)%
Performance Fees
(c)
164,289           402,276           145% 402,319           756,617           88%
Investment Income 24,011             49,213             105% 57,735             119,050           106%
Total Revenues 338,598           605,312           79% 765,782           1,173,855       53%
Compensation 76,576             73,792             (4)% 145,465           143,251           (2)%
Performance Fee Compensation 38,320             133,013           247% 100,442           250,691           150%
Other Operating Expenses 26,560             27,617             4% 55,484             56,079             1%
Total Expenses 141,456           234,422           66% 301,391           450,021           49%
Economic Income 197,142 $       370,890 $       88% 464,391 $       723,834 $       56%
Total AUM 50,225,950 $  63,919,906 $  27% 50,225,950 $  63,919,906 $  27%
Fee-Earning AUM 38,476,123 $  43,635,493 $  13% 38,476,123 $  43,635,493 $  13%

$26B
$22B
$9B / 41%
$13B / 59%
$25B / 96%
$1B / 4%
Above HWM / Hurdle
Below
2Q'12
2Q'13

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$26 billion
2Q’13 Incentive Fee-Earning AUM
(c)
Hedge Fund Solutions
Revenues for the quarter were up 91% year-over-year to $138 million driven by an increase in Fee-Earning AUM and strong investment performance, resulting in Economic Income up 174% year-over-year to $71 million.
•
Incentive Fees, which are largely realized at year end, increased significantly as $24.8 billion, or 96% of
Incentive Fee-Earning AUM, was above its High Water Mark and/or Hurdle, up from just $8.8 billion, or 41% a year ago.
BAAM Core Composite
(a)
was up 1.9% for the quarter and 6.6% year-to-date with one-third the volatility of the
MSCI ACW TR Index
(b)
, which was down 0.2% and up 6.4% for the same respective periods.
Fee-Earning AUM grew 18% year-over-year to a record $48 billion driven by strong fund performance and
$1.6 billion of net inflows during the quarter bringing the year-to-date total to $2.5 billion.
•
July 1 subscriptions of $199 million are not included in quarter end Fee-Earning AUM.
$1B / 4%
(a)
BAAM’s Core Composite does not include BAAM’s long-only equity, long-biased commodities, seed, strategic opportunities (external investments), and advisory platforms.
(b)
The MSCI All Country World Total Return Index is a stock market index consisting of 45 country indices including both developed and emerging markets reflecting the reinvestment of gross dividends.
(c)
Represents currently invested incentive fee eligible AUM above or below High Water Mark and/or hurdle. Totals may not add due to rounding.
On a net of fees basis, the BAAM Core Composite was up 1.6% for the quarter and 6.0% year-to-date with one-third the volatility of the MSCI ACW Index.
% Change % Change
(Dollars in Thousands)
2Q'12 2Q'13 vs. 2Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 84,490 $         101,084 $      20% 166,327 $      194,856 $      17%
Performance Fees (9,806) 34,834 n/m 16,679 104,044 524%
Investment Income (Loss) (2,707) 1,614 n/m 6,167 6,379 3%
Total Revenues 71,977 137,532 91% 189,173 305,279 61%
Compensation 34,559 36,844 7% 62,792 70,712 13%
Performance Fee Compensation (3,165) 12,782 n/m 5,507 37,640 583%
Other Operating Expenses 14,506 16,535 14% 28,440 31,694 11%
Total Expenses 45,900 66,161 44% 96,739 140,046 45%
Economic Income 26,077 $         71,371 $         174% 92,434 $         165,233 $      79%
Total AUM 42,888,946 $ 50,128,028 $ 17% 42,888,946 $ 50,128,028 $ 17%
Fee-Earning AUM 40,161,179 $ 47,572,465 $ 18% 40,161,179 $ 47,572,465 $ 18%

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Credit
$62 billion
2Q’13 Total AUM
Customized
Credit Strategies
(b)
Rescue
Lending
Funds
Mezzanine
Funds
Hedge Fund
Strategies
CLOs
Revenues were up 69% year-over-year primarily driven by higher Total Performance Fees as fund valuations continued to increase across the platform.
•
Realized Performance Fees were $66 million compared to $16 million in the year ago period.
Total AUM grew 23% year-over-year to a record $62 billion driven by strong net inflows.
•
Net inflows included new fund launches, capital raised in the long-only platform and additional commitments to the second rescue lending fund.
Investment performance
(a)
in the credit strategies remained strong across the platform.
•
Hedge Fund Strategies were up 6.5% for the quarter and 12.9% year-to-date.
•
Mezzanine Funds were up 6.4% for the quarter and 15.7% year-to-date.
•
Rescue Lending Funds were up 4.8% for the quarter and 11.0% year-to-date.
Invested $577 million of total capital with an additional $213 million committed but not yet invested during the quarter, bringing year-to-date total capital invested and committed to $1.1 billion.
The second rescue lending fund initiated its investment period with its first investment.
•
Quarter end commitments were $5.0 billion.
Totals may not add due to rounding.
(a) Represents weighted average performance of the assets of the respective flagship funds within each strategy. Hedge Fund Strategies net returns were 5.0% for 2Q’13 and 9.8% YTD’13, Mezzanine Funds net returns were 4.1% for 2Q’13 and 11.7% YTD’13 and Rescue Lending Funds net returns were 3.8% for 2Q’13 and 8.8% YTD’13.
(b) Includes business development companies (“BDCs”), closed-end funds, commingled funds, the ETF and separately managed accounts.
% Change % Change
(Dollars in Thousands)
2Q'12 2Q'13 vs. 2Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 90,354 $         112,391 $      24% 178,054 $      212,932 $      20%
Performance Fees 39,466 95,284 141% 122,723 219,794 79%
Investment Income (Loss) (3,518) 5,282 n/m 6,376 9,703 52%
Total Revenues 126,302 212,957 69% 307,153 442,429 44%
Compensation 42,845 55,941 31% 79,988 101,462 27%
Performance Fee Compensation 12,993 52,049 301% 52,443 116,543 122%
Other Operating Expenses 15,749 22,961 46% 32,845 43,923 34%
Total Expenses 71,587 130,951 83% 165,276 261,928 58%
Economic Income 54,715 $         82,006 $         50% 141,877 $      180,501 $      27%
Total AUM 50,519,383 $ 62,236,513 $ 23% 50,519,383 $ 62,236,513 $ 23%
Fee-Earning AUM 41,849,767 $ 48,495,765 $ 16% 41,849,767 $ 48,495,765 $ 16%

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Revenues for the quarter were up 26% year-over-year, due to increases in closed deals in our Restructuring and
Park Hill businesses, in conjunction with revenue from the recently formed Blackstone Capital Markets business.
Restructuring revenue increased year-over-year, reflecting the business’s fourth highest revenue quarter in its history, driven by the successful completion of numerous large transactions.
Park Hill’s revenue increased year-over-year, and the pipeline remains solid as challenging fundraising market conditions continue to drive demand for alternative asset placement services.
Blackstone Advisory Partners’ revenue was up from the first quarter, but decreased slightly year-over-year as advisory activity in the industry generally slowed.
Quarterly revenue included Blackstone Capital Markets which acted as an underwriter or arranger for 13 deals, including the SeaWorld IPO, the BXMT secondary offering and the Pinnacle Foods IPO and debt refinancing.
Financial Advisory
% Change % Change
(Dollars in Thousands)
2Q'12 2Q'13 vs. 2Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 95,187 $          122,581 $       29% 172,822 $       191,159 $       11%
Investment Income (Loss) 482                    (1,664)              n/m 1,016               (1,789)              n/m
Total Revenues 95,669             120,917           26% 173,838           189,370           9%
Compensation 61,129             76,153             25% 129,089           134,079           4%
Other Operating Expenses 25,702             20,861             (19)% 46,388             41,554             (10)%
Total Expenses 86,831             97,014             12% 175,477           175,633           0%
Economic Income (Loss) 8,838 $            23,903 $          170% (1,639) $          13,737 $          n/m

Fee-Earning AUM by Segment
(Dollars in Billions)
+12%
$157.6
$170.9
$176.3
$41.8
$46.4
$48.5
Credit
$40.2
$45.6
$47.6
Hedge Fund Solutions
$38.5
$42.1
$43.6
Real Estate
$37.2
$36.8
$36.6
Private Equity
2Q'12
1Q'13
2Q'13

Total AUM by Segment
(Dollars in Billions)
+21%
$190.3
$218.2
$229.6
$50.5
$58.1
$62.2
Credit
$42.9
$48.2
$50.1
Hedge Fund Solutions
$50.2
$59.5
$63.9
Real Estate
$46.6
$52.5
$53.3
Private Equity
2Q'12
1Q'13
2Q'13

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Assets Under Management
Fee-Earning AUM: up 12% year-over-year to a record $176 billion, as $35 billion of gross inflows and $6 billion of market appreciation more than offset $22 billion of realizations and outflows.
•
Including commitments, not yet earning fees, Fee-Earning AUM was $193 billion, up 22% year-over-year.
Total AUM: increased 21% year-over-year to a record $230 billion driven by $42 billion of gross inflows and
$25 billion of market appreciation across all investment businesses.
Totals may not add due to rounding.
AUM does not yet include assets from the Strategic Partners acquisition, which is expected to add $10 billion of Total
AUM and $8 billion of Fee-Earning AUM in the third quarter.

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2Q’13 Available Capital Summary
Achieved record level of committed undrawn capital (“dry powder”) with $38.5 billion at quarter end.
$16.5 billion of Total AUM was not yet earning Base Management Fees at quarter end due largely to fund structures with fees that are triggered by the investment of capital.
Performance Fee Eligible AUM was $138.1 billion at quarter end, including $79.8 billion ($95.7 billion at fair value) currently earning Performance Fees.
(a) Represents illiquid drawdown funds only; excludes marketable vehicles; includes both Fee-Earning (third party) capital and GP/employee commitments that do not earn fees. Amounts reduced by outstanding commitments to invest, but for which capital has not been called.
(b) Represents (i) committed uninvested capital of our Private Equity and Real Estate drawdown funds with closed investment periods, and (ii) committed uninvested capital for our Real Estate debt strategies drawdown funds, our Credit Mezzanine and Rescue Lending funds and our Hedge Fund Solutions Strategic Alliance Fund and other separately managed accounts.
(c) Represents invested and to be invested capital, including closed commitments for funds whose investment period has not yet commenced, on which performance fees could be earned if certain hurdles are met.
$39 billion Dry Powder
(a)
Credit
Hedge
Fund
Solutions
Private
Equity
Real
Estate
$17 billion Not Yet Earning
Base Management Fees
(b)
$138 billion Performance
Fee Eligible AUM
(c)
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Currently Earning
Performance Fees
Invested/Committed Not Yet
Earning Performance Fees
To Be Invested
$21.1
$79.8
$37.2
$15.6
$9.9
$1.1
$11.9
$3.3

Blackstone
Unitholder Distribution
•
Includes $0.01 per common unit due to the exclusion of equity-based compensation expense in the revised definition of DE (a) .
Declared a quarterly distribution of $0.23 per common unit to record holders as of July 29, 2013; payable on
August 5, 2013.
Blackstone’s base quarterly distribution is $0.12 per unit, up 20% from $0.10 per unit in 2012, and any excess Net
Cash Available for Distribution to Common Unitholders is distributed each quarter as earned (a) .
(a) A detailed description of Blackstone’s distribution policy and the revised definition of Distributable Earnings can be found in Appendix – Definitions and Distribution Policy.
(b) DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries.
(c) Per Unit calculations are based on Total Common Units Outstanding (see Appendix – Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date.
(d) Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $24.7 million for 2Q’13.

New Policy % Change
(Dollars in Thousands, Except per Unit Data)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
vs. 2Q'12
169,967 $  195,213 $  196,448 $  562,337 $  390,912 $  338,485 $
73%
Add: Other Payables Attributable to Common Unitholders 100 10,284 20,012 61,237 2,204 28,498
177%
DE before Certain Payables
(b)
170,067 205,497 216,460 623,574 393,116 366,983 79%
Percent to Common Unitholders 46% 47% 48% 51% 51% 51%
DE before Certain Payables Attributable to Common Unitholders 78,382 97,212 103,659 315,951 199,812 187,652 93%
Less: Other Payables Attributable to Common Unitholders (100) (10,284) (20,012) (61,237) (2,204) (28,498) (177)%
DE Attributable to Common Unitholders 78,282 86,928 83,647 254,714 197,608 159,154 83%
DE per Common Unit
(c)
0.15 $        0.17 $        0.16 $        0.45 $        0.34 $        0.28 $               65%
Less: Retained Capital per Unit (d) (0.03) $       (0.03) $       (0.04) $       (0.11) $       (0.04) $       (0.05) $             (67)%
Net Cash Available for Distribution per Common Unit
(c)
0.12 $        0.14 $        0.12 $        0.34 $        0.30 $        0.23 $               64%
Actual Distribution per Common Unit
(c)
0.10 $        0.10 $        0.10 $        0.42 $        0.30 $        0.23 $               130%
Record Date July 29, 2013
Payable Date August 5, 2013
Earned $0.28 of Distributable Earnings per common unit during the second quarter, up 65% year-over-year.
Distributable Earnings (“DE”)

Blackstone 13
Balance Sheet Highlights
(a)
(a) Preliminary, excludes the consolidated Blackstone funds. Totals may not add due to rounding.
(b) Primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit.
(c) Illiquids include Blackstone investments in all drawdown funds in Private Equity, Real Estate and Credit.
(d) Senior notes of $600 million issued August 2009 maturing on August 15, 2019 (6.625% coupon), $400 million issued September 2010 maturing on March 15, 2021 (5.875% coupon), $400 million issued August 2012 maturing on
February 15, 2023 (4.750% coupon) and $250 million issued August 2012 maturing on August 15, 2042 (6.250% coupon), net of $15 million held by Blackstone.
(Dollars in Millions)
2Q’13
Cash and Cash Equivalents $ 661
Treasury Cash Management Strategies 1,460
Liquid Investments (b) 145
Illiquid Investments (c) 2,318
Net Performance Fees 2,529
Total Net Value $ 7,113
Outstanding Bonds (at par) (d) $ 1,635
A/A+
rated by S&P / Fitch
$1.1 billion
undrawn credit revolver with
July 2017 maturity
$2.3 billion
total cash and corporate
treasury investments
$6.31
Net Performance
Fees
Total Cash and
Treasury Investments
Private Equity
Real Estate
Other
Cash and Investments per DE unit
$2.06
Illiquids
$7.1 billion
Total Net Value
At June 30, 2013, Blackstone had $2.3 billion in total cash and corporate treasury investments and $7.1 billion of total net value, or $6.31 per DE unit, up 37% from $4.61 a year ago.
Long-term debt of $1.6 billion from the 2009, 2010 and 2012 bond issuances.
There are currently no borrowings outstanding against the $1.1 billion revolving credit facility expiring in 2017.

Blackstone 14
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
2Q'12 2Q'13 vs. 2Q'12 YTD'12 YTD'13 vs. YTD'12
Revenues
Management and Advisory Fees, Net 488,048 $         578,723 $         19% 959,724 $         1,060,856 $      11%
Performance Fees
Realized Carried Interest 55,929 183,288 228% 69,489 477,458 587%
Realized Incentive Fees 11,631 76,104 554% 16,910 99,845 490%
Unrealized Carried Interest 84,290 456,706 442% 383,086 634,053 66%
Unrealized Incentive Fees (16,436) 938 n/m 50,699 106,736 111%
Total Performance Fees 135,414 717,036 430% 520,184 1,318,092 153%
Investment Income (Loss)
Realized 5,758 75,490 n/m 22,093 117,843 433%
Unrealized (10,519) 56,570 n/m 62,307 162,800 161%
Total Investment Income (Loss)
(4,761) 132,060 n/m 84,400 280,643 233%
Interest and Dividend Revenue 9,267 13,814 49% 16,903 26,371 56%
Other (765) (1,163) (52)% (1,972) 981 n/m
Total Revenues 627,203 1,440,470 130% 1,579,239 2,686,943 70%
Expenses
Compensation and Benefits
Compensation 533,367 478,981 (10)% 1,028,622 930,411 (10)%
Performance Fee Compensation
Realized Carried Interest 7,898 75,910 861% 15,836 165,347 944%
Realized Incentive Fees 5,576 35,014 528% 9,828 45,522 363%
Unrealized Carried Interest 36,815 172,824 369% 121,359 268,296 121%
Unrealized Incentive Fees
(9,595) 3,084 n/m 3,183 47,562 n/m
Total Compensation and Benefits 574,061 765,813 33% 1,178,828 1,457,138 24%
General, Administrative and Other 135,737 117,365 (14)% 278,503 226,671 (19)%
Interest Expense 13,773 26,956 96% 28,291 54,018 91%
Fund Expenses 16,248 4,628 (72)% 37,990 12,036 (68)%
Total Expenses 739,819 914,762 24% 1,523,612 1,749,863 15%
Other Income
Net Gains from Fund Investment Activities 248,230 40,966 (83)% 536,372 108,176 (80)%
Income Before Provision for Taxes 135,614 $         566,674 $         318% 591,999 $         1,045,256 $      77%
Provision for Taxes 41,337 56,082 36% 80,090 107,075 34%
Net Income 94,277 $           510,592 $         442% 511,909 $         938,181 $         83%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities (17,666) 22,366 n/m 36,594 84,682 131%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities 239,934 27,944 (88)% 437,576 18,492 (96)%
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings (53,027) 249,134 n/m 54,378 456,224 739%
Net Income (Loss) Attributable to The Blackstone Group, L.P. (74,964) $          211,148 $         n/m (16,639) $          378,783 $         n/m
Net Income (Loss) per Common Unit, Basic and Diluted (0.14) $              0.36 $                n/m (0.03) $              0.65 $                n/m

Appendix * * * * * * * * * *

Blackstone 16
Total Segments
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Revenues
Management and Advisory Fees, Net
Base Management Fees 381,344 $           398,088 $           416,465 $           408,747 $           425,674 $            776,850 $           834,421 $
Advisory Fees 93,372                59,951                128,248              67,020                120,734                169,218              187,754
Transaction and Other Fees, Net
(a)
49,453                45,126                94,069                37,974                66,464                   87,924                104,438
Management Fee Offsets
(b) (7,973)                 (8,454)                 (11,476)               (9,662)                 (10,535)                (21,023)               (20,197)
Total Management and Advisory Fees, Net 516,196              494,711              627,306              504,079              602,337                1,012,969           1,106,416
Performance Fees
Realized Carried Interest 55,929                83,765                174,168              294,170              183,288                69,489                477,458
Realized Incentive Fees 11,692                11,620                272,873              24,727                74,867                   16,971                99,594
Unrealized Carried Interest 84,290                403,465              207,639              177,347              456,706                383,086              634,053
Unrealized Incentive Fees (17,074)               104,149              (184,507)             107,755              4,358                     51,047                112,113
Total Performance Fees 134,837              602,999              470,173              603,999              719,219                520,593              1,323,218
Investment Income (Loss)
Realized 9,360                   25,098                37,448                38,110                54,586                   32,852                92,696
Unrealized (25,624)               82,334                74,222                96,661                42,533                   34,290                139,194
Total Investment Income (Loss) (16,264)               107,432              111,670              134,771              97,119                   67,142                231,890
Interest Income and Dividend Revenue 10,391                12,004                14,890                14,661                15,342                   19,736                30,003
Other (828)                     2,477                   4,707                   2,143                   (1,164)                    (2,035)                 979
Total Revenues 644,332              1,219,623          1,228,746          1,259,653          1,432,853            1,618,405          2,692,506
Expenses
Compensation 268,884              259,561              247,559              266,977              306,477                523,656              573,454
Performance Fee Compensation
Realized Carried Interest 7,899                   22,023                58,573                89,437                75,910                   15,837                165,347
Realized Incentive Fees 5,575                   4,457                   125,758              10,508                35,014                   9,827                   45,522
Unrealized Carried Interest 36,815                128,863              71,378                95,472                172,824                121,358              268,296
Unrealized Incentive Fees (9,596)                 44,254                (91,965)               44,478                3,084                     3,183                   47,562
Total Compensation and Benefits 309,577              459,158              411,303              506,872              593,309                673,861              1,100,181
Other Operating Expenses 113,038              127,456              131,430              114,444              120,152                222,559              234,596
Total Expenses 422,615              586,614              542,733              621,316              713,461               896,420              1,334,777
Economic Income 221,717 $           633,009 $           686,013 $           638,337 $           719,392 $            721,985 $           1,357,729 $
Economic Net Income 212,349 $           621,752 $           669,981 $           628,306 $           703,240 $            703,566 $           1,331,546 $
Fee Related Earnings 145,729 $           135,052 $           272,604 $           137,733 $           168,434 $            292,657 $           306,167 $
Distributable Earnings 195,213 $           196,448 $           562,337 $           390,912 $           338,485 $            365,180 $           729,397 $
Total Assets Under Management 190,267,831 $   204,551,572 $   210,219,960 $   218,210,672 $   229,571,741 $     190,267,831 $   229,571,741 $
Fee-Earning Assets Under Management 157,646,521 $   168,630,082 $   167,880,440 $   170,949,347 $   176,338,947 $     157,646,521 $   176,338,947 $
Weighted Average Fee-Earning AUM 156,426,744 $   162,377,631 $   168,328,454 $   169,551,186 $   173,706,678 $     155,224,593 $   172,372,395 $
LP Capital Invested 2,403,623 $       3,085,441 $       5,690,474 $       1,784,463 $       3,634,404 $         5,123,056 $       5,418,867 $
Total Capital Invested 2,525,648 $       3,754,061 $       6,200,755 $       1,840,474 $       3,757,591 $         5,660,033 $       5,598,065 $

Blackstone 17
Private Equity
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Revenues
Management Fees, Net
Base Management Fees 87,475 $         86,136 $         89,194 $         86,246 $         86,621 $         173,264 $         172,867 $
Transaction and Other Fees, Net
(a)
14,951 25,693 41,339 24,453 38,348 33,048 62,801
Management Fee Offsets
(b)
(672) (767) (705) (480) (1,950) (4,454) (2,430)
Total Management Fees, Net 101,754 111,062 129,828 110,219 123,019 201,858 233,238
Performance Fees
Realized Carried Interest 28,781 31,592 45,491 139,892 3,899 32,714 143,791
Unrealized Carried Interest (87,893) 128,746 73,477 (83,954) 182,926 (53,842) 98,972
Total Performance Fees (59,112) 160,338 118,968 55,938 186,825 (21,128) 242,763
Investment Income (Loss)
Realized (6,195) 7,189 10,918 24,162 21,586 7,716 45,748
Unrealized (28,337) 43,267 53,938 31,711 21,088 (11,868) 52,799
Total Investment Income (Loss) (34,532) 50,456 64,856 55,873 42,674 (4,152) 98,547
Interest Income and Dividend Revenue 3,114 3,413 4,609 2,984 3,251 5,534 6,235
Other 562 1,650 420 424 366 347 790
Total Revenues 11,786 326,919 318,681 225,438 356,135 182,459 581,573
Expenses
Compensation 53,775 62,424 53,963 60,203 63,747 106,322 123,950
Performance Fee Compensation
Realized Carried Interest 804 1,048 1,507 16,246 877 1,124 17,123
Unrealized Carried Interest (8,259) 43,228 24,638 16,619 88,111 (9,311) 104,730
Total Compensation and Benefits 46,320 106,700 80,108 93,068 152,735 98,135 245,803
Other Operating Expenses 30,521 30,944 40,499 29,168 32,178 59,402 61,346
Total Expenses 76,841 137,644 120,607 122,236 184,913 157,537 307,149
Economic Income (Loss) (65,055) $        189,275 $       198,074 $       103,202 $       171,222 $       24,922 $           274,424 $
Total Assets Under Management 46,633,552 $ 50,222,312 $ 51,002,973 $ 52,491,811 $ 53,287,294 $ 46,633,552 $   53,287,294 $
Fee-Earning Assets Under Management 37,159,452 $ 38,505,497 $ 37,050,167 $ 36,785,770 $ 36,635,224 $ 37,159,452 $   36,635,224 $
Weighted Average Fee-Earning AUM 37,434,520 $ 38,096,139 $ 38,507,697 $ 36,907,936 $ 36,675,636 $ 37,462,152 $   36,865,792 $
LP Capital Invested 102,899 $       1,015,605 $    1,461,987 $    276,987 $       749,290 $       745,943 $         1,026,277 $
Total Capital Invested 108,977 $       1,427,871 $    1,860,738 $    291,011 $       780,339 $       789,012 $         1,071,350 $

Blackstone 18
Real Estate
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Revenues
Management Fees, Net
Base Management Fees 127,817 $       135,659 $       140,044 $       138,346 $       137,000 $       275,619 $       275,346 $
Transaction and Other Fees, Net
(a)
25,151 14,937 31,181 9,140 19,013 39,563 28,153
Management Fee Offsets
(b)
(5,357) (6,034) (8,591) (7,286) (6,312) (13,984) (13,598)
Total Management Fees, Net 147,611 144,562 162,634 140,200 149,701 301,198 289,901
Performance Fees
Realized Carried Interest 13,539 51,845 91,113 68,773 143,481 22,156 212,254
Realized Incentive Fees 7,766 4,879 13,012 3,092 31,102 7,765 34,194
Unrealized Carried Interest 144,510 207,695 110,059 280,076 259,972 366,010 540,048
Unrealized Incentive Fees (1,526) 6,150 (12,657) 2,400 (32,279) 6,388 (29,879)
Total Performance Fees 164,289 270,569 201,527 354,341 402,276 402,319 756,617
Investment Income
Realized 9,067 10,324 18,099 9,534 18,577 16,879 28,111
Unrealized 14,944 33,676 16,343 60,303 30,636 40,856 90,939
Total Investment Income 24,011 44,000 34,442 69,837 49,213 57,735 119,050
Interest Income and Dividend Revenue 3,277 3,581 5,038 4,298 4,396 5,829 8,694
Other (590) 1,941 252 (133) (274) (1,299) (407)
Total Revenues 338,598 464,653 403,893 568,543 605,312 765,782 1,173,855
Expenses
Compensation 76,576 71,456 54,201 69,459 73,792 145,465 143,251
Performance Fee Compensation
Realized Carried Interest 3,401 19,822 35,118 25,863 55,005 7,478 80,868
Realized Incentive Fees 3,871 2,570 6,617 1,724 15,733 3,873 17,457
Unrealized Carried Interest 31,677 47,940 31,590 89,057 78,604 85,952 167,661
Unrealized Incentive Fees (629) 2,876 (6,598) 1,034 (16,329) 3,139 (15,295)
Total Compensation and Benefits 114,896 144,664 120,928 187,137 206,805 245,907 393,942
Other Operating Expenses 26,560 31,284 36,946 28,462 27,617 55,484 56,079
Total Expenses 141,456 175,948 157,874 215,599 234,422 301,391 450,021
Economic Income 197,142 $       288,705 $       246,019 $       352,944 $       370,890 $       464,391 $       723,834 $
Total Assets Under Management 50,225,950 $ 53,546,023 $ 56,695,645 $ 59,475,215 $ 63,919,906 $ 50,225,950 $ 63,919,906 $
Fee-Earning Assets Under Management 38,476,123 $ 40,609,286 $ 41,931,339 $ 42,140,507 $ 43,635,493 $ 38,476,123 $ 43,635,493 $
Weighted Average Fee-Earning AUM 36,882,087 $ 38,947,049 $ 40,164,238 $ 41,682,661 $ 42,523,604 $ 36,270,050 $ 42,109,834 $
LP Capital Invested 1,855,108 $    1,342,811 $    3,876,701 $    1,175,775 $    2,213,668 $    2,998,663 $    3,389,443 $
Total Capital Invested 1,954,731 $    1,397,249 $    3,990,620 $    1,202,736 $    2,274,853 $    3,127,614 $    3,477,589 $

Blackstone 19
Hedge Fund Solutions
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Revenues
Management Fees, Net
Base Management Fees 84,278 $         87,334 $         92,777 $         92,791 $         100,113 $       166,099 $       192,904 $
Transaction and Other Fees, Net
(a)
65 4 27 4 61 157 65
Management Fee Offsets
(b)
(375) (382) (322) (324) (714) (710) (1,038)
Total Management Fees, Net 83,968 86,956 92,482 92,471 99,460 165,546 191,931
Performance Fees
Realized Incentive Fees 1,175 2,637 76,323 13,709 13,845 4,473 27,554
Unrealized Incentive Fees (10,981) 36,635 (39,799) 55,501 20,989 12,206 76,490
Total Performance Fees (9,806) 39,272 36,524 69,210 34,834 16,679 104,044
Investment Income (Loss)
Realized 929 637 5,201 852 13,668 1,432 14,520
Unrealized (3,636) 5,199 (1,417) 3,913 (12,054) 4,735 (8,141)
Total Investment Income (Loss) (2,707) 5,836 3,784 4,765 1,614 6,167 6,379
Interest Income and Dividend Revenue 495 540 718 1,216 1,878 881 3,094
Other 27 315 3,601 85 (254) (100) (169)
Total Revenues 71,977 132,919 137,109 167,747 137,532 189,173 305,279
Expenses
Compensation 34,559 28,826 28,113 33,868 36,844 62,792 70,712
Performance Fee Compensation
Realized Incentive Fees (345) 1,062 20,985 5,022 5,116 1,033 10,138
Unrealized Incentive Fees (2,820) 8,062 (11,219) 19,836 7,666 4,474 27,502
Total Compensation and Benefits 31,394 37,950 37,879 58,726 49,626 68,299 108,352
Other Operating Expenses 14,506 12,878 16,491 15,159 16,535 28,440 31,694
Total Expenses 45,900 50,828 54,370 73,885 66,161 96,739 140,046
Economic Income 26,077 $         82,091 $         82,739 $         93,862 $         71,371 $         92,434 $         165,233 $
Total Assets Under Management 42,888,946 $ 46,218,618 $ 46,092,505 $ 48,187,865 $ 50,128,028 $ 42,888,946 $ 50,128,028 $
Fee-Earning Assets Under Management 40,161,179 $ 43,601,541 $ 43,478,791 $ 45,585,454 $ 47,572,465 $ 40,161,179 $ 47,572,465 $
Weighted Average Fee-Earning AUM 40,528,701 $ 42,005,752 $ 43,709,019 $ 44,999,899 $ 46,783,727 $ 40,214,075 $ 46,091,525 $
LP Capital Invested - $                196,180 $       - $                55,849 $         118,323 $       4,661 $           174,172 $
Total Capital Invested - $                207,250 $       - $                59,000 $         125,000 $       5,502 $           184,000 $

Blackstone 20
Credit
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Revenues
Management Fees, Net
Base Management Fees 81,774 $         88,959 $         94,450 $         91,364 $         101,940 $       161,868 $       193,304 $
Transaction and Other Fees, Net
(a)
9,184 4,486 21,480 4,374 9,002 14,909 13,376
Management Fee Offsets
(b)
(1,569) (1,271) (1,858) (1,572) (1,559) (1,875) (3,131)
Total Management Fees, Net 89,389 92,174 114,072 94,166 109,383 174,902 203,549
Performance Fees
Realized Carried Interest 13,609 328 37,564 85,505 35,908 14,619 121,413
Realized Incentive Fees 2,751 4,104 183,538 7,926 29,920 4,733 37,846
Unrealized Carried Interest 27,673 67,024 24,103 (18,775) 13,808 70,918 (4,967)
Unrealized Incentive Fees (4,567) 61,364 (132,051) 49,854 15,648 32,453 65,502
Total Performance Fees 39,466 132,820 113,154 124,510 95,284 122,723 219,794
Investment Income (Loss)
Realized 5,638 6,697 2,593 3,328 901 6,321 4,229
Unrealized (9,156) (736) 5,450 1,093 4,381 55 5,474
Total Investment Income (Loss) (3,518) 5,961 8,043 4,421 5,282 6,376 9,703
Interest Income and Dividend Revenue 1,752 2,673 2,480 4,547 4,071 4,177 8,618
Other (787) (678) 529 1,828 (1,063) (1,025) 765
Total Revenues 126,302 232,950 238,278 229,472 212,957 307,153 442,429
Expenses
Compensation 42,845 50,236 51,853 45,521 55,941 79,988 101,462
Performance Fee Compensation
Realized Carried Interest 3,694 1,153 21,948 47,328 20,028 7,235 67,356
Realized Incentive Fees 2,049 825 98,156 3,762 14,165 4,921 17,927
Unrealized Carried Interest 13,397 37,695 15,150 (10,204) 6,109 44,717 (4,095)
Unrealized Incentive Fees (6,147) 33,316 (74,148) 23,608 11,747 (4,430) 35,355
Total Compensation and Benefits 55,838 123,225 112,959 110,015 107,990 132,431 218,005
Other Operating Expenses 15,749 33,527 18,116 20,962 22,961 32,845 43,923
Total Expenses 71,587 156,752 131,075 130,977 130,951 165,276 261,928
Economic Income 54,715 $         76,198 $         107,203 $       98,495 $         82,006 $         141,877 $       180,501 $
Total Assets Under Management 50,519,383 $ 54,564,619 $ 56,428,837 $ 58,055,781 $ 62,236,513 $ 50,519,383 $ 62,236,513 $
Fee-Earning Assets Under Management 41,849,767 $ 45,913,758 $ 45,420,143 $ 46,437,616 $ 48,495,765 $ 41,849,767 $ 48,495,765 $
Weighted Average Fee-Earning AUM 41,581,436 $ 43,328,691 $ 45,947,499 $ 45,960,690 $ 47,723,711 $ 41,278,316 $ 47,305,244 $
LP Capital Invested 445,616 $       530,845 $       351,786 $       275,852 $       553,123 $       1,373,789 $    828,975 $
Total Capital Invested 461,940 $       721,691 $       349,397 $       287,727 $       577,399 $       1,737,905 $    865,126 $

Blackstone 21
Financial Advisory
(Dollars in Thousands)
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Revenues
Advisory Fees 93,372 $        59,951 $        128,248 $      67,020 $        120,734 $        169,218 $      187,754 $
Transaction and Other Fees, Net 102                 6                      42                    3                      40                      247                 43
Total Advisory and Transaction Fees 93,474           59,957           128,290         67,023           120,774           169,465         187,797
Investment Income (Loss)
Realized (79)                   251                 637                 234                 (146)                   504                 88
Unrealized 561                 928                 (92)                   (359)                (1,518)              512                 (1,877)
Total Investment Income (Loss) 482                 1,179              545                 (125)                (1,664)              1,016              (1,789)
Interest Income and Dividend Revenue 1,753              1,797              2,045              1,616              1,746                3,315              3,362
Other (40)                   (751)                (95)                   (61)                   61                      42                    -
Total Revenues 95,669           62,182           130,785         68,453           120,917           173,838         189,370
Expenses
Compensation 61,129           46,619           59,429           57,926           76,153             129,089         134,079
Total Compensation and Benefits 61,129           46,619           59,429           57,926           76,153             129,089         134,079
Other Operating Expenses 25,702           18,823           19,378           20,693           20,861             46,388           41,554
Total Expenses 86,831           65,442           78,807           78,619           97,014             175,477         175,633
Economic Income (Loss) 8,838 $          (3,260) $         51,978 $        (10,166) $       23,903 $          (1,639) $         13,737 $

Blackstone 22
Fee-Earning Assets Under Management Flows
Totals may not add due to rounding.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
2Q’13 Fee-Earning AUM Rollforward
(Dollars in Millions)
LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Fee-Earning AUM: up $18.7 billion or 12% from a year ago driven mainly by continued strong inflows and market appreciation totaling $40.7 billion, which more than offset $15.1 billion of realizations and $6.9 billion of outflows.
Private Equity: decreased slightly from a year ago despite steady inflows into our tactical opportunities investment vehicles due to $3.6 billion of realizations.
Real Estate: grew 13% during the past year driven by fundraising for several investment vehicles, the BXMT acquisition and secondary offering, and fee-paying co-investment capital, partially offset by $3.1 billion of realizations.
Hedge Fund Solutions: continued solid growth with $1.6 billion of net inflows during the quarter, bringing the last twelve months to $3.4 billion of net inflows and $4.0 billion of market appreciation.
Credit: grew 16% or $6.6 billion during the past year primarily due to market appreciation, new fund launches, capital raised across our long-only platform and capital deployed in our carry funds.
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
1Q'13 36,786 $     42,141 $     45,585 $     46,438 $     170,949 $   2Q'12 37,159 $     38,476 $     40,161 $     41,850 $     157,647 $
Inflows
(a)
805 2,815 2,713 4,635 10,968
Inflows
(a)
3,105 9,759 6,717 15,115 34,697
Outflows
(b)
- (104) (1,128) (368) (1,600)
Outflows
(b)
- (1,531) (3,342) (2,029) (6,901)
Realizations
(c)
(950) (1,255) - (2,550) (4,756)
Realizations
(c)
(3,639) (3,136) - (8,340) (15,115)
Net Inflows (Outflows) (145) 1,455 1,585 1,718 4,613 Net Inflows (Outflows) (533) 5,092 3,375 4,746 12,681
Market Activity
(d)
(5) 40 402 341 777
Market Activity
(d)
9 67 4,036 1,900 6,012
2Q'13 36,635 $     43,635 $     47,572 $     48,496 $     176,339 $   2Q'13 36,635 $     43,635 $     47,572 $     48,496 $     176,339 $
QoQ Inc (Dec) (0)% 4% 4% 4% 3% YoY Inc (Dec) (1)% 13% 18% 16% 12%

Blackstone 23
Total Assets Under Management Flows
Totals may not add due to rounding.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total AUM: up $39.3 billion or 21% from a year ago driven by strong inflows and market appreciation across
Blackstone’s investment segments.
•
Realization activity continued to improve and the funds returned $8.6 billion to investors during the quarter and $28.3 billion during the last twelve months.
Private Equity: up 14% over the last twelve months driven by fundraising and market appreciation, which more than offset $5.8 billion of realizations.
Real Estate: grew 27% during the past year driven by fundraising from several investment vehicles, the BXMT acquisition and secondary offering, co-investment capital and market appreciation, partially offset by $5.7 billion of realizations.
Hedge Fund Solutions: increased 17% over the last twelve months due to strong net inflows and $4.3 billion of market appreciation driven by solid returns.
Credit: grew 23% during the past year on top of significant realizations due to strong net inflows, new fund launches and favorable market performance.
2Q’13 Total AUM Rollforward
(Dollars in Millions)
LTM Total AUM Rollforward
(Dollars in Millions)
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
1Q'13 52,492 $     59,475 $     48,188 $     58,056 $     218,211 $   2Q'12 46,634 $     50,226 $     42,889 $     50,519 $     190,268 $
Inflows
(a)
525 4,505 2,644 6,487 14,162
Inflows
(a)
3,804 11,897 6,502 19,918 42,120
Outflows
(b)
(24) (521) (1,152) (327) (2,024)
Outflows
(b)
(483) (754) (3,541) (2,260) (7,038)
Realizations
(c)
(1,648) (2,243) - (2,705) (6,597)
Realizations
(c)
(5,845) (5,731) - (9,671) (21,246)
Net Inflows (Outflows) (1,147) 1,741 1,492 3,455 5,541 Net Inflows (Outflows) (2,524) 5,413 2,961 7,986 13,836
Market Activity
(d)
1,942 2,704 448 726 5,820
Market Activity
(d)
9,178 8,281 4,278 3,731 25,468
2Q'13 53,287 $     63,920 $     50,128 $     62,237 $     229,572 $   2Q'13 53,287 $     63,920 $     50,128 $     62,237 $     229,572 $
QoQ Increase 2% 7% 4% 7% 5% YoY Increase 14% 27% 17% 23% 21%

Blackstone 24
Net Accrued Performance Fees and Carried Interest Status
(a)
(a) Preliminary. Totals may not add due to rounding.
(b) Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. As of 2Q’13, $38 million of Net Accrued Performance Fees, primarily attributable to Real Estate, have been realized and included in Distributable Earnings. When these fees are received, the receivable will be reduced without further impacting Distributable Earnings.
(c) Per Unit calculations are based on quarter end Distributable Earnings Units Outstanding (see Appendix – Unit Rollforward).
(d) Represents the required increase in equity at the fund level (excluding side-by-side investments) for funds with expired investment periods that are currently not generating performance fees.
Blackstone had $2.5 billion of accrued performance fees, net of performance fee compensation, as of the end of the second quarter.
BCP V and BREP Int’l II were below their respective carried interest thresholds as of quarter end.
$2.5 billion
Net Accrued Performance Fees at 2Q’13
$2.24 per unit
(c)
Net Accrued Performance Fees at 2Q’13
44% increase
in Net Accrued Performance Fees since 2Q’12
Carried Interest Status (excl. SBS)
(d)
Net Accrued Performance Fees
(b)
Remaining Capital Gain to Cross Carry Threshold
(Dollars in Millions, Except per Unit Data) 1Q'13 2Q'13 Per Unit
(c)
Change vs. 1Q'13 (Dollars / Euros In Millions) @ FMV @ Cost Amount % Change in TEV
Private Equity Private Equity
BCP IV Carried Interest 448 $               500 $               0.44 $              52 $                         BCP V 18,833 $       14,827 $       3,658 $        9%
BCP VI Carried Interest 40 63 0.06 23
BEP Carried Interest 55 67 0.06 12 Real Estate
Tactical Opportunities Carried Interest 2 3 0.00 1 BREP Int'l II 1,121 € 1,129 € 996 € 23%
Total Private Equity 545 633 0.56 88
Real Estate
BREP V Carried Interest 490 552 0.49 62
BREP VI Carried Interest 681 740 0.66 59
BREP VII Carried Interest 133 189 0.17 56
BREP Int'l I Carried Interest 2 2 0.00 -
BREP Europe III Carried Interest 93 105 0.09 12
BREDS Carried Interest 20 22 0.02 2
BREDS Incentive Fees 7 7 0.01 -
Asia Platform Incentive Fees 20 18 0.02 (2)
Total Real Estate 1,446 1,635 1.45 189
Hedge Fund Solutions
Incentive Fees 60 67 0.06 7
Total Hedge Fund Solutions 60 67 0.06 7
Credit
Carried Interest 143 129 0.11 (14)
Incentive Fees 67 65 0.06 (2)
Total Credit 210 194 0.17 (16)
Total Blackstone
Carried Interest 2,107 2,372 2.10 265
Incentive Fees 154 157 0.14 3
Net Accrued Performance Fees 2,261 $            2,529 $            2.24 $              268 $
Memo: Net Realized Performance Fees 45 $                  38 $                  0.03 $              (7) $

Blackstone 25
Investment Records as of June 30, 2013
(a)
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments Net IRRs (d)
(Dollars in Thousands, Except Where Noted) Capital Capital (b) Value MOIC (c) % Public Value MOIC (c) Value MOIC (c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $               - $                - $                n/a - 1,741,738 $    2.6x 1,741,738 $    2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,819 2.5x 3,256,819 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,967,422 - - n/a - 9,184,688 2.3x 9,184,688 2.3x 14% 14%
BCOM (June 2000 / Jun 2006) 2,137,330 199,297 231,652 0.8x 10% 2,594,278 1.4x 2,825,930 1.3x 8% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 243,895 5,010,674 2.0x 47% 15,452,013 3.1x 20,462,687 2.7x 52% 37%
BCP V (Dec 2005 / Jan 2011) 21,035,415 1,562,756 20,315,852 1.3x 31% 5,931,630 1.3x 26,247,482 1.3x 4% 5%
BCP VI (Jan 2011 / Jan 2016) 15,174,021 10,792,868 4,382,051 1.3x 28% 44,011 1.3x 4,426,062 1.3x 25% 10%
BEP (Aug 2011 / Aug 2017) 2,426,693 1,412,175 1,237,088 2.1x 48% 39,384 1.3x 1,276,472 2.1x 35% 78%
Total Core Private Equity 53,734,200 $          14,210,991 $ 31,177,317 $ 1.4x 33% 38,244,561 $ 2.2x 69,421,878 $ 1.7x 21% 15%
Tactical Opportunities 2,820,713 2,245,194 635,081 1.1x 9% 29,136 1.2x 664,217 1.1x 76% 9%
Other Funds and Co-Invest 1,129,896 315,948 279,748 0.4x 78% - n/a 279,748 0.4x n/a n/m
Total Private Equity 57,684,809 $          16,772,133 $ 32,092,146 $ 1.4x 33% 38,273,697 $ 2.2x 70,365,843 $ 1.7x 21% 15%
Real Estate
Dollar
Pre-BREP 140,714 $               - $                - $                n/a - 345,190 $       2.5x 345,190 $       2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,531,613 2.1x 2,531,613 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - 2,161 0.1x - 3,325,133 2.4x 3,327,294 2.4x 22% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,285,568 0.9x - 3,022,040 2.4x 4,307,608 1.6x 72% 14%
BREP V (Dec 2005 / Feb 2007) 5,538,579 243,946 7,562,266 1.7x - 2,411,318 1.7x 9,973,584 1.7x 41% 10%
BREP VI (Feb 2007 / Aug 2011) 11,057,598 757,813 15,320,217 1.6x 2% 2,916,868 2.1x 18,237,085 1.7x 33% 10%
BREP VII (Aug 2011 / Feb 2017) 13,394,287 7,339,227 8,188,411 1.3x - 615,856 1.5x 8,804,267 1.3x 45% 31%
BREP Asia (June 2013 / Dec 2017) 1,077,728 1,001,355 96,400 1.0x - - n/a 96,400 1.0x n/a n/a
Total Global Real Estate Funds 36,509,355 $          9,342,341 $    32,455,023 $ 1.5x 1% 16,495,726 $ 2.1x 48,950,749 $ 1.7x 28% 16%
BREP Co-Investment (e) 4,864,914 - 6,511,227 1.5x - 622,289 1.4x 7,133,516 1.5x 12% 13%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 108,530 € 1.2x - 1,231,355 € 2.2x 1,339,885 € 2.0x 26% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,627,954 80,849 1,227,536 1.0x - 198,004 1.2x 1,425,540 1.0x 3% (1)%
BREP Europe III (Jun 2008 / Dec 2013) 3,200,689 1,079,665 3,203,679 1.4x - 77,034 1.4x 3,280,713 1.4x 45% 18%
Total Euro Funds 5,652,815 € 1,160,514 € 4,539,745 € 1.3x - 1,506,393 € 1.9x 6,046,138 € 1.4x 24% 9%
Total Real Estate 48,502,370 $          10,895,283 $ 45,075,708 $ 1.5x 0% 19,006,783 $ 2.1x 64,082,491 $ 1.6x 27% 15%
Debt Strategies Drawdown (f) 4,835,852 $            2,236,071 $    2,396,901 1.3x - 1,884,309 $    1.2x 4,281,210 $    1.2x 16% 13%
Credit (g)
Mezzanine 6,120,000 $            3,155,783 $    2,888,258 $    1.3x - 3,661,626 $    1.6x 6,549,884 $    1.5x n/a 20%
Rescue Lending 8,293,176 5,391,504 3,760,797 1.3x - 1,456,572 1.1x 5,217,369 1.3x n/a 15%
Total Credit 14,413,176 $          8,547,287 $    6,649,055 $    1.3x - 5,118,198 $    1.4x 11,767,253 $ 1.4x
$

Blackstone 26
Investment Records as of June 30, 2013 – Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m  Not meaningful.
n/a Not applicable.
(a) Preliminary.
(b) Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c) Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d) Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2013 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e) BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(f) Excludes Capital Trust drawdown funds.
(g) The Total Investments MOIC for Mezzanine and Rescue Lending Funds, excluding recycled capital during the investment period, was 1.8x and 1.4x, respectively.

Blackstone
Reconciliation of GAAP to Non-GAAP Measures
See notes following this reconciliation.
(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Net Income (Loss) Attributable to The Blackstone Group L.P. 58,325 $       (74,964) $     128,824 $    106,413 $    167,635 $      211,148 $      (16,639) $      378,783 $
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
107,405        (53,027)         183,431        169,918        207,090         249,134         54,378           456,224
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
197,643        239,934        (157,607)      (180,011)      (9,452)            27,944           437,576         18,492
Net Income (Loss) Attributable to Redeemable Non-Controlling
    Interests in Consolidated Entities 54,259          (17,666)         41,854          25,151          62,316           22,366           36,594           84,682
Net Income 417,632 $    94,277 $       196,502 $    121,471 $    427,589 $      510,592 $      511,909 $      938,181 $
Provision for Taxes 38,753          41,337          39,237          65,696          50,993           56,082           80,090           107,075
Income Before Provision for Taxes 456,385 $    135,614 $    235,739 $    187,167 $    478,582 $      566,674 $      591,999 $      1,045,256 $
IPO and Acquisition-Related Charges
(a)
244,897        268,936        248,179        317,499        186,962         178,706         513,833         365,668
Amortization of Intangibles
(b)
50,888          39,435          33,338          26,487          25,657           24,322           90,323           49,979
(Income) Loss Associated with Non-Controlling Interests in (Income) Loss of
    Consolidated Entities
(c)
(251,902)      (222,268)      115,753        154,860        (52,864)          (50,310)          (474,170)        (103,174)
Economic Income 500,268 $    221,717 $    633,009 $    686,013 $    638,337 $      719,392 $      721,985 $      1,357,729 $
Taxes
(d)
(9,051)           (9,368)           (11,257)         (16,032)         (10,031)          (16,152)          (18,419)          (26,183)
Economic Net Income 491,217 $    212,349 $    621,752 $    669,981 $    628,306 $      703,240 $      703,566 $      1,331,546 $
Taxes
(d)
9,051            9,368            11,257          16,032          10,031           16,152           18,419           26,183
Performance Fee Adjustment
(e)
(385,756)      (134,837)      (602,999)      (470,173)      (603,999)        (719,219)        (520,593)        (1,323,218)
Investment Income (Loss) Adjustment
(f)
(83,406)         16,264          (107,432)      (111,670)      (134,771)        (97,119)          (67,142)          (231,890)
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(g)
6,310            1,892            12,877          4,690            (1,729)            (21,452)          8,202             (23,181)
Performance Fee Compensation and Benefits Adjustment
(h)
109,512        40,693          199,597        163,744        239,895         286,832         150,205         526,727
Fee Related Earnings 146,928 $    145,729 $    135,052 $    272,604 $    137,733 $      168,434 $      292,657 $      306,167 $
Realized Performance Fees
(i)
6,649            54,147          68,905          262,710        218,952         147,231         60,796           366,183
Realized Investment Income
(j)
23,492          9,360            25,098          37,448          38,110           54,586           32,852           92,696
Adjustment Related to Realized Investment Income (Loss) -
    Blackstone's Treasury Cash Management Strategies
(k)
(5,897)           (1,280)           (8,251)           (6,444)           (3,820)            1,469             (7,177)            (2,351)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
(9,051)           (19,552)         (31,169)         (72,553)         (12,148)          (44,220)          (28,603)          (56,368)
Equity-Based Compensation
(m)
7,846            6,809            6,813            68,572          12,085           10,985           14,655           23,070
Distributable Earnings 169,967 $    195,213 $    196,448 $    562,337 $    390,912 $      338,485 $      365,180 $      729,397 $
Interest Expense 13,554          12,850          18,163          24,585          26,069           25,960           26,404           52,029
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
9,051            19,552          31,169          72,553          12,148           44,220           28,603           56,368
Depreciation and Amortization 10,268          10,391          8,895            12,681          8,643             9,116             20,659           17,759
Adjusted EBITDA 202,840 $    238,006 $    254,675 $    672,156 $    437,772 $      417,781 $      440,846 $      855,553 $

Blackstone
Reconciliation of GAAP to Non-GAAP Measures
See notes following this reconciliation.

(Dollars in Thousands)
2008 2009 2010 2011 2012
Net Income (Loss) Attributable to The Blackstone Group L.P. (1,163,032) $  (715,291) $     (370,028) $     (168,303) $     218,598 $
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings (3,638,799) (1,792,174) (668,444) (83,234) 407,727
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
(159,828) (14,328) 343,498 7,953 99,959
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities (632,495) 131,097 87,651 (24,869) 103,598
Net Income (Loss) (5,594,154) $  (2,390,696) $  (607,323) $     (268,453) $     829,882 $
Provision (Benefit) for Taxes (14,145) 99,230 84,669 345,711 185,023
Income (Loss) Before Provision (Benefit) for Taxes (5,608,299) $  (2,291,466) $  (522,654) $     77,258 $         1,014,905 $
IPO and Acquisition-Related Charges
(a)
3,331,722 2,973,950 2,369,195 1,269,932 1,079,511
Amortization of Intangibles
(b)
153,237 158,048 165,378 220,865 150,148
Other Adjustments 999 - - - -
(Income) Loss Associated with Non-Controlling Interests in (Income) Loss of
Consolidated Entities
(c)
792,323 (116,769) (431,149) 16,916 (203,557)
Economic Income (Loss)
(1,330,018) $  723,763 $       1,580,770 $   1,584,971 $   2,041,007 $
Taxes
(d)
(43,457) (51,086) (28,932) (45,763) (45,708)
Economic Net Income (Loss)
(1,373,475) $  672,677 $       1,551,838 $   1,539,208 $   1,995,299 $
Taxes
(d)
43,457 51,086 28,932 45,763 45,708
Performance Fee Adjustment
(e)
1,247,249 (240,131) (926,289) (1,174,526) (1,593,765)
Investment Income (Loss)  Adjustment
(f)
756,611 (33,424) (548,549) (185,264) (286,244)
- 12,367 15,277 4,600 25,769
Performance Fee Compensation and Benefits Adjustment
(h)
(202,717) (1,079) 356,962 316,712 513,546
Fee Related Earnings 471,125 $       461,496 $       478,171 $       546,493 $       700,313 $
Realized Performance Fees
(i)
34,016 49,160 233,347 128,409 392,411
Realized Investment Income (Loss)
(j)
(64,677) 29,544 46,915 102,575 95,398
Adjustment Related to Realized Investment Income -
Blackstone's Treasury Cash Management Strategies
(k)
- (10,142) (7,782) (6,057) (21,872)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
(43,457) (51,086) (48,867) (74,696) (132,325)
Equity-Based Compensation
(m)
64,288 66,789 68,900 84,626 90,040
Distributable Earnings 461,295 $       545,761 $       770,684 $       781,350 $       1,123,965 $
Interest Expense 19,992 10,238 36,666 53,201 69,152
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
43,457 51,086 48,867 74,696 132,325
Depreciation and Amortization 19,639 23,750 26,629 32,764 42,235
Adjusted EBITDA 544,383 $       630,835 $       882,846 $       942,011 $       1,367,677 $
Investment Income - Blackstone's Treasury Cash Management Strategies
(g)

Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: See Appendix – Definitions and Distribution Policy.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests in (Income) Loss of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury Cash Management Strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury Cash Management Strategies
which is a component of both Fee Related Earnings and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(m) Represents equity-based award expense included in Economic Income.
Blackstone 29

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone
Walkdown of Financial Metrics
(a) Represents the total segment amounts of the respective captions.
(b) See Walkdown of Financial Metrics - Calculation of Certain Non-GAAP Financial Metric Components for details.
(c) Represents the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(d) Represents equity-based award expense included in Economic Income.
(e) Represents tax-related payables including the Payable Under Tax Receivable Agreement.

(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Base Management Fees
(a)
395,506 $     381,344 $     398,088 $     416,465 $     408,747 $     425,674 $     776,850 $     834,421 $
Advisory Fees
(a)
75,846 93,372 59,951 128,248 67,020 120,734 169,218 187,754
Transaction and Other Fees, Net
(a)
38,471 49,453 45,126 94,069 37,974 66,464 87,924 104,438
Management Fee Offsets
(a)
(13,050) (7,973) (8,454) (11,476) (9,662) (10,535) (21,023) (20,197)
Interest Income and Other Revenue
(b)
14,448 11,455 27,358 24,287 15,075 (7,274) 25,903 7,801
Compensation
(a)
(254,772) (268,884) (259,561) (247,559) (266,977) (306,477) (523,656) (573,454)
Other Operating Expenses
(a)
(109,521) (113,038) (127,456) (131,430) (114,444) (120,152) (222,559) (234,596)
Fee Related Earnings
146,928 $     145,729 $     135,052 $     272,604 $     137,733 $     168,434 $     292,657 $     306,167 $
Net Realized Incentive Fees
(b)
1,027 6,117 7,163 147,115 14,219 39,853 7,144 54,072
Net Realized Carried Interest
(b)
5,622 48,030 61,742 115,595 204,733 107,378 53,652 312,111
Net Realized Investment Income
(b)
17,595 8,080 16,847 31,004 34,290 56,055 25,675 90,345
Taxes and Related Payables
(c)
(9,051) (19,552) (31,169) (72,553) (12,148) (44,220) (28,603) (56,368)
Equity-Based Compensation
(d)
7,846 6,809 6,813 68,572 12,085 10,985 14,655 23,070
Distributable Earnings
169,967 $     195,213 $     196,448 $     562,337 $     390,912 $     338,485 $     365,180 $     729,397 $
Net Unrealized Incentive Fees
(b)
55,342 (7,478) 59,895 (92,542) 63,277 1,274 47,864 64,551
Net Unrealized Carried Interest
(b)
214,253 47,475 274,602 136,261 81,875 283,882 261,728 365,757
Net Unrealized Investment Income (Loss)
(b)
59,501 (26,236) 77,708 75,976 102,210 62,516 33,265 164,726
Add Back: Related Payables
(e)
- 10,184 19,912 56,521 2,117 28,068 10,184 30,185
Less: Equity-Based Compensation
(d)
(7,846) (6,809) (6,813) (68,572) (12,085) (10,985) (14,655) (23,070)
Economic Net Income
491,217 $     212,349 $     621,752 $     669,981 $     628,306 $     703,240 $     703,566 $     1,331,546 $

Fee Earnings
Distributable Earnings
Economic Net Income

Blackstone
Walkdown of Financial Metrics
(a) Represents the total segment amounts of the respective captions.
(b) See Walkdown of Financial Metrics - Calculation of Certain Non-GAAP Financial Metric Components for details.
(c) Represents the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(d) Represents equity-based award expense included in Economic Income.
(e) Represents tax-related payables including the Payable Under Tax Receivable Agreement.

(Dollars in Thousands)
2008 2009 2010 2011 2012
Base Management Fees
(a)
1,041,718 $    999,829 $       1,069,471 $    1,281,185 $    1,591,403 $
Advisory Fees
(a)
397,519 390,718 426,140 382,240 357,417
Transaction and Other Fees, Net
(a)
96,358 115,040 137,748 247,513 227,119
Management Fee Offsets
(a)
(16,437) (17,161) (2,313) (33,393) (40,953)
Interest Income and Other Revenue
(b)
42,609 41,955 50,755 50,859 77,548
Compensation
(a)
(771,426) (769,856) (859,114) (960,569) (1,030,776)
Other Operating Expenses
(a)
(319,216) (299,029) (344,516) (421,342) (481,445)
Fee Related Earnings 471,125 $       461,496 $       478,171 $       546,493 $       700,313 $
Net Realized Incentive Fees
(b)
5,642 22,552 59,100 33,117 161,422
Net Realized Carried Interest
(b)
28,374 26,608 174,247 95,292 230,989
Net Realized Investment Income (Loss)
(b)
(64,677) 19,402 39,133 96,518 73,526
Taxes and Related Payables
(c)
(43,457) (51,086) (48,867) (74,696) (132,325)
Equity-Based Compensation
(d)
64,288 66,789 68,900 84,626 90,040
Distributable Earnings
461,295 $       545,761 $       770,684 $       781,350 $       1,123,965 $
Net Unrealized Incentive Fees
(b)
(8,483) 21,922 44,318 (4,169) 15,217
Net Unrealized Carried Interest
(b)
(1,070,065) 170,128 291,662 733,574 672,591
Net Unrealized Investment Income (Loss)
(b)
(691,934) 1,655 494,139 84,146 186,949
Add Back: Related Payables
(e)
- - 19,935 28,933 86,617
Less: Equity-Based Compensation
(d)
(64,288) (66,789) (68,900) (84,626) (90,040)
Economic Net Income (Loss) (1,373,475) $  672,677 $       1,551,838 $    1,539,208 $    1,995,299 $

Blackstone
Less: Investment Income (Loss) - Blackstone’s Treasury Cash
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components

(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Interest Income and Dividend Revenue 9,345 $          10,391 $        12,004 $        14,890 $        14,661 $        15,342 $        19,736 $        30,003 $
Other Revenue (1,207) (828) 2,477 4,707 2,143 (1,164) (2,035) 979
Strategies
(a)
6,310 1,892 12,877 4,690 (1,729) (21,452) 8,202 (23,181)
Interest Income and Other Revenue 14,448 $        11,455 $        27,358 $        24,287 $        15,075 $        (7,274) $         25,903 $        7,801 $
Realized Incentive Fees 5,279 11,692 11,620 272,873 24,727 74,867 16,971 99,594
Less: Realized Incentive Fee Compensation (4,252) (5,575) (4,457) (125,758) (10,508) (35,014) (9,827) (45,522)
Net Realized Incentive Fees 1,027 $          6,117 $          7,163 $          147,115 $     14,219 $        39,853 $        7,144 $          54,072 $
Realized Carried Interest 13,560 55,929 83,765 174,168 294,170 183,288 69,489 477,458
Less: Realized Carried Interest Compensation (7,938) (7,899) (22,023) (58,573) (89,437) (75,910) (15,837) (165,347)
Net Realized Carried Interest 5,622 $          48,030 $        61,742 $        115,595 $     204,733 $     107,378 $     53,652 $        312,111 $
Realized Investment Income 23,492 9,360 25,098 37,448 38,110 54,586 32,852 92,696
Adjustment Related to Realized Investment Income (Loss) -
Blackstone's Treasury Cash Management Strategies
(a)
(5,897) (1,280) (8,251) (6,444) (3,820) 1,469 (7,177) (2,351)
Net Realized Investment Income 17,595 $        8,080 $          16,847 $        31,004 $        34,290 $        56,055 $        25,675 $        90,345 $
Equity-Based Compensation
(b)
7,846 $          6,809 $          6,813 $          68,572 $        12,085 $        10,985 $        14,655 $        23,070 $
Unrealized Incentive Fees 68,121 (17,074) 104,149 (184,507) 107,755 4,358 51,047 112,113
Less: Unrealized Incentive Fee Compensation (12,779) 9,596 (44,254) 91,965 (44,478) (3,084) (3,183) (47,562)
Net Unrealized Incentive Fees 55,342 $        (7,478) $         59,895 $        (92,542) $      63,277 $        1,274 $          47,864 $        64,551 $
Unrealized Carried Interest 298,796 84,290 403,465 207,639 177,347 456,706 383,086 634,053
Less: Unrealized Carried Interest Compensation (84,543) (36,815) (128,863) (71,378) (95,472) (172,824) (121,358) (268,296)
Net Unrealized Carried Interest 214,253 $     47,475 $        274,602 $     136,261 $     81,875 $        283,882 $     261,728 $     365,757 $
Unrealized Investment Income (Loss) 59,914 (25,624) 82,334 74,222 96,661 42,533 34,290 139,194
(a)
(6,310) (1,892) (12,877) (4,690) 1,729 21,452 (8,202) 23,181
Less: Adjustment Related to Realized Investment Income (Loss) -
Blackstone's Treasury Cash Management Strategies
(a)
5,897 1,280 8,251 6,444 3,820 (1,469) 7,177 2,351
Net Unrealized Investment Income (Loss) 59,501 $        (26,236) $      77,708 $        75,976 $        102,210 $     62,516 $        33,265 $        164,726 $
Related Payables
(c)
- $              10,184 $        19,912 $        56,521 $        2,117 $          28,068 $        10,184 $        30,185 $
(a)
See Appendix - Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b)
Represents equity-based award expense included in Economic Income.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement.
Investment Income (Loss) - Blackstone’s Treasury Cash Management
Management Strategies
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.

Blackstone
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.

(Dollars in Thousands)
2008 2009 2010 2011 2012
Interest Income and Dividend Revenue 29,014 $        22,492 $        36,096 $        38,844 $        46,630 $
Other Revenue 13,595 7,096 (618) 7,415 5,149
(a)
- 12,367 15,277 4,600 25,769
Interest Income and Other Revenue 42,609 $        41,955 $        50,755 $        50,859 $        77,548 $
Realized Incentive Fees 12,060 44,812 116,700 89,029 301,464
Less: Realized Incentive Fee Compensation (6,418) (22,260) (57,600) (55,912) (140,042)
Net Realized Incentive Fees 5,642 $          22,552 $        59,100 $        33,117 $        161,422 $
Realized Carried Interest 26,953 29,452 244,963 138,907 327,422
Less: Realized Carried Interest Compensation 1,421 (2,844) (70,716) (43,615) (96,433)
Net Realized Carried Interest 28,374 $        26,608 $        174,247 $     95,292 $        230,989 $
Realized Investment Income (Loss) (64,677) 29,544 46,915 102,575 95,398
- (10,142) (7,782) (6,057) (21,872)
Net Realized Investment Income (64,677) $      19,402 $        39,133 $        96,518 $        73,526 $
Equity -Based Compensation
(b)
64,288 $        66,789 $        68,900 $        84,626 $        90,040 $
Unrealized Incentive Fees (11,935) 65,563 107,624 (24,928) (29,311)
Less: Unrealized Incentive Fee Compensation 3,452 (43,641) (63,306) 20,759 44,528
Net Unrealized Incentive Fees (8,483) $         21,922 $        44,318 $        (4,169) $         15,217 $
Unrealized Carried Interest (1,274,327) 100,304 457,002 971,518 994,190
Less: Unrealized Carried Interest Compensation 204,262 69,824 (165,340) (237,944) (321,599)
Net Unrealized Carried Interest (1,070,065) $ 170,128 $     291,662 $     733,574 $     672,591 $
Unrealized Investment Income (Loss) (691,934) 3,880 501,634 82,689 190,846
- (12,367) (15,277) (4,600) (25,769)
- 10,142 7,782 6,057 21,872
Net Unrealized Investment Income (Loss) (691,934) $    1,655 $          494,139 $     84,146 $        186,949 $
Related Payables
(c)
- $              - $              19,935 $        28,933 $        86,617 $
(a)
(a)
(a)
Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies
Less: Investment Loss - Blackstone's Treasury Cash Management Strategies
(a)
See Appendix - Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b)
Represents equity-based award expense included in Economic Income.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement.
Investment Income - Blackstone's Treasury Cash Management Strategies
Less: Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies

Blackstone
Unit Rollforward

(a)
Common Unitholders receive Tax Benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable
Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.
(b)
Excludes units which are not entitled to distributions.
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 YTD'12 YTD'13
Total GAAP Weighted-Average Common Units Outstanding - Basic 506,985,529      528,778,977      544,716,399      553,989,577      582,322,183      583,843,094      517,882,253      583,086,840
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units 10,404,029        -                       2,207,204          2,430,014          3,377,716          2,919,959          -                       3,148,837
Total GAAP Weighted-Average Common Units Outstanding - Diluted
517,389,558     528,778,977     546,923,603     556,419,591     585,699,899     586,763,053     517,882,253     586,235,677
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 602,817,069      591,155,160      586,762,611      581,202,276      557,463,170      555,224,714      596,986,114      556,337,696
Weighted-Average Unvested Deferred Restricted Common Units -                       4,820,609          -                       -                       -                       -                       7,612,319          -
Weighted-Average Economic Net Income Adjusted Units 1,120,206,627 1,124,754,746 1,133,686,214 1,137,621,867 1,143,163,069 1,141,987,767 1,122,480,686 1,142,573,373
Economic Net Income Adjusted Units, End of Period 1,119,829,138 1,122,067,386 1,133,637,141 1,143,019,281 1,143,893,134 1,142,576,555 1,122,067,386 1,142,576,555
Total Common Units Outstanding
(a)
510,868,415      525,464,110      537,299,585      568,600,922      573,275,746      576,466,264      525,464,110      576,466,264
Adjustments:
Blackstone Holdings Partnership Units 597,566,417      585,315,742      584,690,200      553,614,040      554,603,708      550,902,208      585,315,742      550,902,208
Distributable Earnings Units Outstanding
(b)
1,108,434,832 1,110,779,852 1,121,989,785 1,122,214,962 1,127,879,454 1,127,368,472 1,110,779,852 1,127,368,472

Definitions and Distribution Policy

Blackstone
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on Income
(Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships.
DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d) Realized Performance Fees, and
(e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation,
(c)  Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement. DE is reconciled to Blackstone’s
Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses. Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
•
Net Cash Available for Distribution to Common Unitholders is The Blackstone Group L.P.’s share of Distributable Earnings, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter.
Distribution Policy. For 2013, Blackstone’s intention is to distribute to common unitholders each quarter substantially all of its Net Cash Available for Distribution to
Common Unitholders, subject to a minimum base quarterly distribution of $0.12 per unit. In circumstances in which the Net Cash Available for Distribution to
Common Unitholders for a quarter falls short of the amount necessary to support such per unit distribution, Blackstone intends to correspondingly reduce subsequent quarterly distributions below the amounts supported by the Net Cash Available for Distribution to Common Unitholders by the amount of the shortfall, but not below $0.12 per unit. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of
Blackstone’s general partner and may change at any time, including, without limitation, to reduce the quarterly distribution payable to common unitholders to less than $0.12 per unit or even to eliminate such distributions entirely.

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2012, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.
Blackstone 36